Exhibit 10.1.55

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

IntelsatOne Network Broadband Service Order No. 26622 – Amendment 1

	Intelsat Information:	Customer Information:
Name:	Intelsat Corporation (“Intelsat”)	Gogo LLC (“Customer”)
Place/Type of Organization:	A Delaware corporation	A Delaware corporation
Address:	7900 Tysons One Place	1250 N. Arlington Heights Road, Suite 500
City/Country:	McLean, VA 22102	Itasca, IL 60143
Attention:	Suzette Schmidt	Bhavini Desai / Tim Joyce
Telephone:	+1-703-559-6827	+1-630-647-1124 / +1-630-647-1427
Facsimile:	+1-703-559-7529
Email:	suzette.schmidt@intelsat.com	bdesai@gogoair.com / tjoyce@gogoair.com
Type of Service Order	Amendment
Amendment Type	[***]
Master Service Agreement	Master Service Agreement No: 21078, dated 25-Aug-2008 Account No: 123639
Service Start Date (SSD) – of the Amended Service	[***]
Service End Date (SED)	29-Feb-2016 or upon in-service of SatMex-7, whichever occurs earlier
Service Fee (Monthly Recurring Charge (MRC))	See Service and Payment Schedule, below
Non-Recurring Charge (NRC)
Deposit/Collateral	Not Required
Billing Method	Monthly in Advance
Appendices	Appendix 1: Appendix 2: Appendix 3: Appendix 4:	Service Details – Napa Teleport Operational Contact Details Collocation Service Details Roles and Responsibilities of Intelsat and Gogo for VNO and Hub Lease Service Options
	Appendix 5: Appendix 6:	Additional Terms and Conditions Forward and Return Link Budgets

Service and Payment Schedule

Service Start Date	Service End Date	Destination of Teleport	Type of Service	Service ID (SVOs) Nos.	NRC	MRC
1-Mar-2014	14-Jun-2015	Napa	Uplink Ku-1 beam [***]	[***]
15-Jun-2015	29-Feb-2016 /*	Napa	Uplink Ku-1 beam [***]
Uplink Ku-2 beam Collocation in Napa (SatMex-5 Uplink)

15-Jun-2015	29-Feb-2016 /*	Napa	Napa [***]
Napa Internet Access [***]
1-Mar-2014 through 14-Jun-2015				Previous Totals	[***]	[***]
15-Jun-2015 through 29-Feb-2016 /*				New TOTALS	[***]	[***]

*/	29-Feb-2016 or upon in-service of SatMex-7, whichever occurs earlier
**	[***]

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By signing and returning this Service Order No. 26622 – Amendment No. 1 (“Service Order”) to Intelsat, Customer is making an offer to purchase the service described in this Service Order (“Service”) from Intelsat. When executed by Intelsat, this Service Order shall become binding. Provision of the Service is subject to Intelsat receiving from Customer any required Deposit/Collateral specified in a form acceptable to Intelsat at least fifteen (15) calendar days prior to the Service Start Date. Intelsat may apply the Deposit/Collateral paid hereunder to cover any outstanding payments due by Customer to Intelsat under this Service Order or any other Service Order subject to the terms and conditions of the MSA set forth above. Intelsat shall return any remaining Deposit/Collateral or security to Customer once all Services under the MSA have been terminated and liabilities have been settled. This Service Order incorporates the Appendices listed above, and the applicable Service Descriptions for the Service which are available at https://my.Intelsat.com and which may be revised from time to time by Intelsat. The terms and conditions of the Master Service Agreement (“MSA”) referenced above shall apply to this Service Order and are incorporated by reference. Parties hereby agree that as of the Service Start Date set forth herein, Service Order No. 26622 is immediately terminated and replaced by this Service Order No. 26622 – Amendment No. 1, which shall be effective as of the same date.

INTELSAT CORPORATION		GOGO LLC

By:	/s/ Stephen Chernow	By:	/s/ Tim Joyce

Name:	Stephen Chernow	Name:	Tim Joyce

Title:	Vice President & Deputy General Counsel	Title:	VP RF Engineer

Date:	August 11, 2015	Date:	August 10, 2015

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Appendix 1 – Service Details Napa Teleport

Napa Teleport Master

Service Type	VNO (as a Hub Lease)

Service Mode (Choose One)	Evolution DVB-S2 with ACM (iDX 2.0.1 or higher)

Operating Software Version	iDX 3.1.0.3 (DVB-S2) - Customer agrees and acknowledges that they will use iDX 3.1.0.3 software at installation and thereafter the Customer will be free to utilize any software they require.

Group QoS (Choose One)	Hub Lease (see appendix for details)

SVO-515033-100 Uplink/Downlink and Hub (NBB-T)

Satellite and Orbital Location	Satellite: Satmex-5 Location: 245.1°E

Transponder No.	Intelsat to Customer site: [***] Kbps Customer site to Intelsat: [***] Kbps (Forward) (Return)

Beam	Ku-1

Service Info Rate (Kbps) Data Rate + Overhead

Previous configuration:

Network #1: Forward Info rate: [***]   Return Info rate: [***]   Aggregate Info Rate: [***]

New Configuration:

Network #1: Forward Info rate: [***]   Return Info rate: [***]   Aggregate Info Rate: [***]

Total Bandwidth Required (MHz)	[***] MHz – Refer to Service Order/OSC No. 26546, Amendment 1 SVO No. 515035

CPT Details	Modem type and model No: iDirect 8350 Antenna Size: [***] BUC/HPA size: [***] G/T (mid-band) [***] Tx gain (mid-band) [***]

Service Coverage Area	US/Canada

Hub Equipment	Number of Protocol Processor: 2 Number of NMS: 0 Number of Line Card: 2 XLC-11

Service Demarcation Points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

SVO-515033-101 Uplink/Downlink and Hub (NBB-T) – no change

Satellite and Orbital Location	Satellite: Satmex-5 Location: 245.1°E

Transponder No.	Intelsat to Customer site: [***] Kbps Customer site to Intelsat: [***] Kbps (Forward) (Return)

Beam	Ku-2

Service IP Data Rate (Kbps)	Initial configuration: Network #1: Forward Info rate: [***] Return Info rate: [***] Aggregate Info Rate: [***]

Total Bandwidth Required (Mhz)	Reference [***] MHz - Refer to Service Order/OSC No. 26546 SVO No. 515082

CPT Details	Modem type and model No: iDirect e8350 Antenna Size: [***] BUC/HPA size: [***] G/T (mid-band) [***] Tx gain (mid-band) [***]

Service Coverage Area	US, Central, and South America

Hub Equipment	Number of Protocol Processor: 0 Number of NMS: 0 Number of Line Card: 2 XLC-11

Service Demarcation Points	Point A: One cm in front of the customer antenna feed Point B: IFL connection to chassis Point C: Ethernet connection of chassis Point Z: Intelsat Internet access router port

SVO-515033-102 Collocation – no change

Collocation	Yes (see Collocation Service details)

SVO-515033-103 Ethernet Private Line Connectivity – no change

Fiber Extension Between Pops Or Teleports	Yes [***] via IntelsatOne (see Additional Terms and Conditions)

Local Loop

Terminating Location (Interconnection point with Intelsat):        (addresses are provided in Section VII)

Patch panel at Intelsat Teleport:  Napa

Patch panel at Intelsat POP:  [***]

Circuit Type: Ethernet Private Line

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SVO-515033-104 – no change

Internet Access	Yes Data Rate = [***]

When Adaptive Code and Modulation (“ACM”) is not employed, the Maximum IP Data Rate will be equal to the Minimum IP Data Rate. When ACM is employed, this Service Order guarantees the Forward Minimum IP Data Rate at the minimum modulation scheme (see Forward Carrier Parameters) and the Return IP Data Rate (s).

Additional forward IP data rate, achieved through the use of ACM up to the Forward Maximum IP Data Rate is provided on a best effort basis.

The Minimum IP Data Rate must result in a symbol rate of no less than 1MSps

Notes:

•	Global code: The DVB-S2 specification defines a concatenation of Low Density Parity Check (LDPC) code and Bose-Chaudhuri- Hocquenghem (BCH) codes. This results in a higher FEC overhead reflected in link budgets by the global code rate.

•	Intelsat Network Broadband Service supports VoIP and VPN by enabling clear dedicated access channel between the network hub and remote site modem. VoIP/VPN support over Intelsat Network Broadband Service is limited to transport of VoIP packets from the remote VSAT Unit’s Ethernet port to Intelsat’s multi-homed internet backbone. Selection of a VoIP service provider and termination with them is expected to be arranged by the Customer. Similarly, provision of any VPN hardware and software for end-user’s end-to-end secure application is expected to be arranged by the Customer. The Customer is also responsible for setting up VoIP/VPN functionalities, such as routing, gateway configuration, call setup, control, billing, etc.

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Appendix 2 - Operational Contact Details

Customer Technical Contact

Name	Bryan Lauer, VP Systems Engineering
Phone	+1-630-647-1429
Mobile	+1-630-886-7054
E-mail address	blauer@gogoair.com

Customer Earth Station Contact

Earth Station Name	Gogo LLC, Network Operations Center
Earth Station Manager	NOC Engineer on Duty
Street address	1250 North Arlington Heights Rd
City, State	Itasca, IL 60134
Country	USA
Phone	+1-866-943-4662
Mobile
E-mail address	noc@gogoair.com

Intelsat Contact Details

Intelsat Teleport address	Napa Teleport 961 Anselmo Court, Napa, CA 94558, USA

Intelsat POP	New York POP, Level 3, 111 8th Avenue, Suite 304, New York, NY 10011, USA Various - For network diversity

Sales Director	Name: Tel: Email:	Fernando Freitas +1-202-944-7647 fernando.freitas@intelsat.com

Solutions Engineer	Name: Tel: Email:	Christopher Kinard +1-404-381-2451 Christopher.kinard@intelsat.com

Provisioning Team	MSOCL2@intelsat.com (pre-sales and provisioning M-F 8 am – 5 pm Eastern US Time) msoc@intelsat.com (off hours support 24 x 7 x 365)

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Appendix 3 – Service Collocation Service Details

Intelsat Collocation services are provided subject to the terms and conditions of Intelsat’s Customer Collocation

Services Handbook which can be located at https://my.intelsat.com/_files/resources/IntelsatOne_Customer_Collocation_Services_Handbook.pdf

Intelsat shall provide one (1) Transmit and one (1) Receive cable to the Customer Collocation rack of equipment for each transponder listed in Appendix 1 of this Service Order. Intelsat will provide a Receive, Single-Carrier Level of -40dBm +/- 5dB. If Customer requires greater Receive Power level, upon request Intelsat can provide increased amplified signal for an additional charge.

Collocation site name	Name: [***]

List of equipment

Note 1: Intelsat requires an exhaustive inventory of the equipment to be installed at Intelsat Teleport.

Note 2: All co-located equipment must be 19 inches rack mountable

Note 3: Intelsat does not bear any import VAT, duties or shipment costs applicable to the equipment not owned by Intelsat and delivered to any Intelsat facility.

[***]

Item	Service Details	Notes / Service terms
No. of rack units (RU)/rack	11 RU(s) 1 Rack(s) Racks to be provided by Intelsat	All racks are standard 19 inch racks. Rack height varies by teleport. Please see Intelsat’s Customer Collocation Handbook for rack height for the selected teleport.

No. of power outlets	Customer supplied PDU

The number of allowable power outlets without extra charge is limited to 1 per RU, 4 per half rack and 8 per full rack on the same power source. Additional power outlets are available in increments of 8 and are subject to an additional NRC of [***] for each set of 8 power outlets under the same power source.

If a different power source is required, item #5 will apply. (*)

No. of power sources	2 power sources	The number of allowable power sources without extra charge is limited to 1 per rack. Additional power sources are available and are subject to an additional NRC of [***] for each additional source and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. The number of outlets provided per additional power source is as per item #4. (*)

Total power consumption	2x20 Amps power sources each (total 40Amps)	The allowable power without extra charge is limited to 20 Amps per rack. Additional power requirements are subject to an additional NRC of [***] per 20 amps increment and an additional MRC of [***] per RU, [***] per half rack and [***] per full rack. (*)

Remote access	Internet access Data rate 2 Mbit/s

Remote Internet access is available to allow customers to control and monitor equipment. Please indicate the data rate required for remote monitoring access (e.g. do not put the data rate here for your satellite carriers, but instead the rate for remote Internet access for equipment monitoring).

Outgoing phone lines are not available at the Teleport. Incoming dial-up access lines are subject to a location fee and a line rate dependent upon the amount charged by the local telecom providers. If Internet access is required, the co-located equipment must have an Ethernet port. (*)

Cross-connect required to other customer	Yes - Customer agrees to be responsible for the interconnection to CenturyLink located at 111 8th Ave., NYC	The other customer authorization must be provided to Intelsat to establish the cross-connect.

No. of Teleport access cards	0	Intelsat shall provide the Customer access to its Teleport for installation of Customer-provided equipment, for emergency operation and maintenance and for any required Intelsat SSOG test and network activation tests. Any visit to Intelsat facilities, such as Teleport, should be coordinated with Intelsat in advance. The Customer will normally be allowed to have a maximum of two persons on site to support the service detailed in this Service Order.

Assistance required for equipment installation	No	Intelsat’s Collocation MRC and NRC do not includes the provision of any labor to assemble and rack mount Customers’ co-located equipment. Any such assistance must be requested separately and is charged as per level 1 support charges presented in row 11 below.

(*)	1.	Please contact our Provisioning team at msocL2@intelsat.com for your additional power, power outlets and remote access requirements, if any.
	2.	A separate invoice will be issued for these above additional requirements.

Item	Level 1 support charges per hour	Level 1 support details
Level 1 support

7 days a week 0800-1700: [***] (local time)

Note: Level 1 support labor is not included in the Collocation rack space charges. Labor will be invoiced for a minimum of one hour and then per additional half hour increment. Any additional special labor or material expenses will be charged at cost [***].

Intelsat will provide the following services as part of Level 1 support when requested by the Customer to the NOC:

•  Re-booting of Customer equipment.

•  Changing cards as guided by Customer.

•  Customer must provide spare cards.

•  Swapping cards as advised by Customer.

•  Checking LED status, as requested and guided by the Customer.

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Appendix 4 - Roles and Responsibilities of

Intelsat and Gogo for VNO and Hub Lease Service Options

Hardware	Hub Lease
iDirect hub hardware investment (Hub chassis, line cards, back-up line cards and protocol processors)	Intelsat
IP hardware infrastructure at teleports (switches, routers etc.)	Gogo
Investment in GNMS	Gogo
NMS client software investment	Gogo
Procurement of equipment co-located at Intelsat Teleport	Gogo
Procurement of aircraft terminals	Gogo

Services	Hub Lease
Space segment sizing and hub commissioning	Intelsat
Commissioning of routers, switches etc	Gogo
Teleport services (RF uplink and downlink)	Intelsat
Intelsat Internet backbone connectivity	Intelsat
Intelsat MPLS, Metro Ethernet, VPN commissioning	Intelsat
Set up and modification of carriers in NMS with iBuilder	Gogo
Set up and modification of traffic profiles in NMS with iBuilder	Gogo
Network management and monitoring with iMonitor	Gogo
Software upgrades	Gogo
Repair and replacement of failed iDirect hub hardware	Intelsat after notification by Gogo
Repair and replacement of failed teleport hardware (excluding iDirect hub hardware – see above)	Intelsat
Remote site configuration in NMS with iBuilder: • Set up / modification of assignment of remotes to carriers • Set up / modification of QOS profiles	Gogo
Remote equipment installation	Gogo
Cross-polarization isolation and 1 dB compression tests (or comparable tests if unavailable due to antenna limitations)	Gogo with support of Intelsat CMC

Hardware	Hub Lease
Generation of the option files required for the iDirect modem configuration through iBuilder	Gogo. Intelsat support where necessary
Loading of the option file on the remote iDirect modem and upgrade of this option file if required	Gogo
Remote software compatibility	Gogo
Remote equipment maintenance	Gogo
Remote software version	Gogo
Remote software upgrade	Over the air by Gogo. Remote support by Gogo
Installation, Collocation, management and maintenance of co-located equipment at Intelsat Teleport	Gogo
Integration of traffic via non-Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Gogo
Integration of traffic via Intelsat teleports and non-Intelsat satellite capacity with this proposed network	Intelsat
Creation of beam map files in support of automatic beam switching	Intelsat (for Intelsat satellites only)
Setting up of helpdesk and Level 1 support to end users*	Gogo
Training of end users	Gogo
Local and national licensing	Gogo
Level 1 support to end users*	Gogo
24 x 7 Level 2 support*	Gogo
24 x 7 Level 3 support*	Intelsat
Application support	Gogo

Support Levels for Network Broadband Service

Support Level	Description of Support
Level 1	All end-user support including initial site configuration, subsequent equipment trouble shooting and site-specific technical & QOS issues
Level 2	Support related to remote configuration issues in the NMS such as assignment or modification of a carrier or a QoS profile to a remote in the NMS.
Level 3	Customer support related to network wide issues as carrier configuration issues, QoS profile configuration issues, space segment, or hub equipment and hub IP configuration issues.
Level 4	Vendor support related to network wide issues which require software, firmware, or hardware modification/upgrade

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Appendix 5 - Additional Terms and Conditions

1.	[***]

2.	[***]

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Appendix 6 – Forward and Return Link Budgets

(KU-1 and KU-2 Beams, SATMEX 5 @ 114.9 W)

Rev 3

[***]

July 3, 2013

Beam/Pointing	From	To	EIRP Or G/T	Skew Angle of Remote Terminal	LB Name	Type	Data Rate kbps	Mod/Spread	FEC	PFD dBW/4kHz	Margin dB	BWM Hz	% BW	Power Equiv BW Mhz	% Pwr
Ku-1	Napa	NE. Canada	[***]
Ku-2	Napa	Guadelupe

Ku-1	NE. Canada	Napa
Ku-2	Guadalupe	Napa

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GOGO FORWARD IDIRECT AEROSAT

7/ 2/2013 SMSKJEI
FROM: NAPA	TO: NE CANADA

REQUIREMENTS	SATELLITE
Availability (%): [***]	*Satellite SATMEX [***]
*Required Eb/No (dB): [***]	Satellite West Long : [***]
*Bit Error Rate : QEF	*Transponder [***]
*Modulation Type : QPSK	!Usable Trnspndr BW (MHz): [***]
*Info. Rate (Kbps): [***]	!SFD @ 0 dB/K (dBW/M^2): [***]
*FEC Rate : [***]	*Transponder Atten (dB): [***]
*Spread Spectrum Factor : [***]
*Modem Step Size (kHz): [***]

TRANSMIT E/S	RECEIVE E/S
North Lat: [***] West Long: [***]	North Lat: [***] West Long: [***]
!Frequency (GHz): [***]	!Frequency (GHz): [***]
*Satellite G/T (dB/K): [***]	*Satellite EIRP (dBW): [***]
*Antenna Diameter (m): [***]	*Antenna Diameter (m): [***]
*Antenna Gain (dBi): [***]	*Antenna Gain (dBi): [***]
Antenna Elevation (Deg): [***]	Antenna Elevation (Deg): [***]
Carrier EIRP (dBW): [***]	LNA Noise Temp (K): [***]
*Power Control (dB): [***]	*Loss betw.LNA & Ant.(dB): [***]
*Output Circuit Loss (dB): [***]	System Noise Temp. (K): [***]
Path Loss (dB): [***]	*Station G/T (dB/K): [***]
*Other Losses (dB): [***]	Path Loss (dB): [***]
(other loss = atm,pol,ant point)	*Other Losses (dB): [***]

INTERFERENCE
C/Io Adj Sat U (dB-Hz): [***]	#C/Io Intermod (dB-Hz): [***]
#C/Io Adj Sat D (dB-Hz): [***]	C/No Thermal Up (dB-Hz): [***]
#C/Io Crosspol (dB-Hz): [***]	C/No Thermal Dn (dB-Hz): [***]
C/Io Adj Channel (dB-Hz): [***]	C/Io Total (dB-Hz): [***]
C/Io Adj Trans (dB-Hz): [***]	C/No Therm Total (dB-Hz): [***]
C/Io Microwave (dB-Hz): [***]	C/No Total (dB-Hz): [***]

RAIN ATTENUATION
Overall Link Margin (dB): [***]	*Rain Model : CRANE
Uplink Availability (%): [***]
Rain Margin (dB): [***]	*Uplink Rain Zone : C
Dnlink Availability (%): [***]
Rain Margin (dB): [***]	*Dnlink Rain Zone : A
G/T Degradation (dB): [***]

TRANSPONDER	H.P.A
*Number of Carriers : MULTIPLE	*Number of Carriers : [***]
*Total OPBO (dB): [***]	*Total HPA OPBO : [***]
Total IPBO (dB): [***]	HPA Power/Carrier (dBm): [***]
*Carrier OPBO (dB): [***]	Required HPA Size (dBW): [***]
Carrier IPBO (dB): [***]	Required HPA Size (W): [***]

FCC Req: 1) Uplink Flange Density (dBW/[***]kHz): [***] File: SMX5GF08

(@[***]) 2) Downlink EIRP Density (dBW/[***]kHz): [***]
Transponder BW Used Per Carrier (x[***]) (%): [***] # = deltas used
Transponder Power Used Per Carrier (%): [***] ! = modif. default
Transponder Bandwidth Allocation (MHz): [***] * = user’s input

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GOGO FORWARD IDIRECT AEROSAT

7/ 2/2013 SMSKJEI
FROM: NAPA	TO: BASSE TERRE GUADELUP

REQUIREMENTS	SATELLITE
Availability (%): [***]	*Satellite SATMEX [***]
*Required Eb/No (dB): [***]	Satellite West Long : [***]
*Bit Error Rate : QEF	*Transponder [***]
*Modulation Type : QPSK	!Usable Trnspndr BW (MHz): [***]
*Info. Rate (Kbps): [***]	!SFD @ 0 dB/K (dBW/M^2): [***]
*FEC Rate : [***]	*Transponder Atten (dB): [***]
*Spread Spectrum Factor : [***]
*Modem Step Size (kHz): [***]

TRANSMIT E/S	RECEIVE E/S
North Lat: [***] West Long: [***]	North Lat: [***] West Long: [***]
!Frequency (GHz): [***]	!Frequency (GHz): [***]
*Satellite G/T (dB/K): [***]	*Satellite EIRP (dBW): [***]
*Antenna Diameter (m): [***]	*Antenna Diameter (m): [***]
*Antenna Gain (dBi): [***]	*Antenna Gain (dBi): [***]
Antenna Elevation (Deg): [***]	Antenna Elevation (Deg): [***]
Carrier EIRP (dBW): [***]	LNA Noise Temp (K): [***]
*Power Control (dB): [***]	*Loss betw.LNA & Ant.(dB): [***]
*Output Circuit Loss (dB): [***]	System Noise Temp. (K): [***]
Path Loss (dB): [***]	*Station G/T (dB/K): [***]
*Other Losses (dB): [***]	Path Loss (dB): [***]
(other loss = atm,pol,ant point)	*Other Losses (dB): [***]

INTERFERENCE
C/Io Adj Sat U (dB-Hz): [***]	#C/Io Intermod (dB-Hz): [***]
#C/Io Adj Sat D (dB-Hz): [***]	C/No Thermal Up (dB-Hz): [***]
#C/Io Crosspol (dB-Hz): [***]	C/No Thermal Dn (dB-Hz): [***]
C/Io Adj Channel (dB-Hz): [***]	C/Io Total (dB-Hz): [***]
C/Io Adj Trans (dB-Hz): [***]	C/No Therm Total (dB-Hz): [***]
C/Io Microwave (dB-Hz): [***]	C/No Total (dB-Hz): [***]

RAIN ATTENUATION
Overall Link Margin (dB): [***]	*Rain Model : CRANE
Uplink Availability (%): [***]
Rain Margin (dB): [***]	*Uplink Rain Zone : C
Dnlink Availability (%): [***]
Rain Margin (dB): [***]	*Dnlink Rain Zone : A
G/T Degradation (dB): [***]

TRANSPONDER	H.P.A
*Number of Carriers : MULTIPLE	*Number of Carriers : [***]
*Total OPBO (dB): [***]	*Total HPA OPBO : [***]
Total IPBO (dB): [***]	HPA Power/Carrier (dBm): [***]
*Carrier OPBO (dB): [***]	Required HPA Size (dBW): [***]
Carrier IPBO (dB): [***]	Required HPA Size (W): [***]

FCC Req: 1) Uplink Flange Density (dBW/[***]kHz): [***] File: SMX5GF08

(@[***]) 2) Downlink EIRP Density (dBW/[***]kHz): [***]
Transponder BW Used Per Carrier (x[***]) (%): [***] # = deltas used
Transponder Power Used Per Carrier (%): [***] ! = modif. default
Transponder Bandwidth Allocation (MHz): [***] * = user’s input

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GOGO RETURN IDIRECT AEROSAT

7/ 3/2013 SMSKJEI
FROM: NE CANADA	TO: NAPA

REQUIREMENTS	SATELLITE
Availability (%): [***]	*Satellite SATMEX [***]
*Required Eb/No (dB): [***]	Satellite West Long : [***]
*Bit Error Rate : QEF	*Transponder [***]
*Modulation Type : QPSK	!Usable Trnspndr BW (MHz): [***]
*Info. Rate (Kbps): [***]	!SFD @ 0 dB/K (dBW/M^2): [***]
*FEC Rate : [***]	*Transponder Atten (dB): [***]
*Spread Spectrum Factor : [***]
*Modem Step Size (kHz): [***]

TRANSMIT E/S	RECEIVE E/S
North Lat: [***] West Long: [***]	North Lat: [***] West Long: [***]
!Frequency (GHz): [***]	!Frequency (GHz): [***]
*Satellite G/T (dB/K): [***]	*Satellite EIRP (dBW): [***]
*Antenna Diameter (m): [***]	*Antenna Diameter (m): [***]
*Antenna Gain (dBi): [***]	*Antenna Gain (dBi): [***]
Antenna Elevation (Deg): [***]	Antenna Elevation (Deg): [***]
Carrier EIRP (dBW): [***]	LNA Noise Temp (K): [***]
*Power Control (dB): [***]	*Loss betw.LNA & Ant.(dB): [***]
*Output Circuit Loss (dB): [***]	System Noise Temp. (K): [***]
Path Loss (dB): [***]	*Station G/T (dB/K): [***]
*Other Losses (dB): [***]	Path Loss (dB): [***]
(other loss = atm,pol,ant point)	*Other Losses (dB): [***]

INTERFERENCE
C/Io Adj Sat U (dB-Hz): [***]	#C/Io Intermod (dB-Hz): [***]
#C/Io Adj Sat D (dB-Hz): [***]	C/No Thermal Up (dB-Hz): [***]
#C/Io Crosspol (dB-Hz): [***]	C/No Thermal Dn (dB-Hz): [***]
C/Io Adj Channel (dB-Hz): [***]	C/Io Total (dB-Hz): [***]
C/Io Adj Trans (dB-Hz): [***]	C/No Therm Total (dB-Hz): [***]
C/Io Microwave (dB-Hz): [***]	C/No Total (dB-Hz): [***]

RAIN ATTENUATION
Overall Link Margin (dB): [***]	*Rain Model : CRANE
Uplink Availability (%): [***]
Rain Margin (dB): [***]	*Uplink Rain Zone : A
Dnlink Availability (%): [***]
Rain Margin (dB): [***]	*Dnlink Rain Zone : F
G/T Degradation (dB): [***]

TRANSPONDER	H.P.A
*Number of Carriers : MULTIPLE	*Number of Carriers : [***]
*Total OPBO (dB): [***]	*Total HPA OPBO : [***]
Total IPBO (dB): [***]	HPA Power/Carrier (dBm): [***]
*Carrier OPBO (dB): [***]	Required HPA Size (dBW): [***]
Carrier IPBO (dB): [***]	Required HPA Size (W): [***]

FCC Req: 1) Uplink Flange Density (dBW/[***]kHz): [***] File: SMX5GF08

(@[***]) 2) Downlink EIRP Density (dBW/[***]kHz): [***]
Transponder BW Used Per Carrier (x[***]) (%): [***] # = deltas used
Transponder Power Used Per Carrier (%): [***] ! = modif. default
Transponder Bandwidth Allocation (MHz): [***] * = user’s input

OPT-048537 / SPID-4-8199R1	Intelsat Confidential and Proprietary	Page 12 of 14
SS / 27-Jul-15		V5./14 August 2013

GOGO FORWARD IDIRECT AEROSAT

7/ 2/2013 SMSKJEI
FROM: NAPA	TO: BASSE TERRE GUADELUP

REQUIREMENTS	SATELLITE
Availability (%): [***]	*Satellite SATMEX [***]
*Required Eb/No (dB): [***]	Satellite West Long : [***]
*Bit Error Rate : QEF	*Transponder [***]
*Modulation Type : QPSK	!Usable Trnspndr BW (MHz): [***]
*Info. Rate (Kbps): [***]	!SFD @ 0 dB/K (dBW/M^2): [***]
*FEC Rate : [***]	*Transponder Atten (dB): [***]
*Spread Spectrum Factor : [***]
*Modem Step Size (kHz): [***]

TRANSMIT E/S	RECEIVE E/S
North Lat: [***] West Long: [***]	North Lat: [***] West Long: [***]
!Frequency (GHz): [***]	!Frequency (GHz): [***]
*Satellite G/T (dB/K): [***]	*Satellite EIRP (dBW): [***]
*Antenna Diameter (m): [***]	*Antenna Diameter (m): [***]
*Antenna Gain (dBi): [***]	*Antenna Gain (dBi): [***]
Antenna Elevation (Deg): [***]	Antenna Elevation (Deg): [***]
Carrier EIRP (dBW): [***]	LNA Noise Temp (K): [***]
*Power Control (dB): [***]	*Loss betw.LNA & Ant.(dB): [***]
*Output Circuit Loss (dB): [***]	System Noise Temp. (K): [***]
Path Loss (dB): [***]	*Station G/T (dB/K): [***]
*Other Losses (dB): [***]	Path Loss (dB): [***]
(other loss = atm,pol,ant point)	*Other Losses (dB): [***]

INTERFERENCE
C/Io Adj Sat U (dB-Hz): [***]	#C/Io Intermod (dB-Hz): [***]
#C/Io Adj Sat D (dB-Hz): [***]	C/No Thermal Up (dB-Hz): [***]
#C/Io Crosspol (dB-Hz): [***]	C/No Thermal Dn (dB-Hz): [***]
C/Io Adj Channel (dB-Hz): [***]	C/Io Total (dB-Hz): [***]
C/Io Adj Trans (dB-Hz): [***]	C/No Therm Total (dB-Hz): [***]
C/Io Microwave (dB-Hz): [***]	C/No Total (dB-Hz): [***]

RAIN ATTENUATION
Overall Link Margin (dB): [***]	*Rain Model : CRANE
Uplink Availability (%): [***]
Rain Margin (dB): [***]	*Uplink Rain Zone : C
Dnlink Availability (%): [***]
Rain Margin (dB): [***]	*Dnlink Rain Zone : A
G/T Degradation (dB): [***]

TRANSPONDER	H.P.A
*Number of Carriers : MULTIPLE	*Number of Carriers : [***]
*Total OPBO (dB): [***]	*Total HPA OPBO : [***]
Total IPBO (dB): [***]	HPA Power/Carrier (dBm): [***]
*Carrier OPBO (dB): [***]	Required HPA Size (dBW): [***]
Carrier IPBO (dB): [***]	Required HPA Size (W): [***]

FCC Req: 1) Uplink Flange Density (dBW/[***]kHz): [***] File: SMX5GF08

(@[***]) 2) Downlink EIRP Density (dBW/[***]kHz): [***]
Transponder BW Used Per Carrier (x[***]) (%): [***] # = deltas used
Transponder Power Used Per Carrier (%): [***] ! = modif. default
Transponder Bandwidth Allocation (MHz): [***] * = user’s input

OPT-048537 / SPID-4-8199R1	Intelsat Confidential and Proprietary	Page 13 of 14
SS / 27-Jul-15		V5./14 August 2013

KU-2 BEAM ORIGINAL POINTING GOGO RETU

7/ 3/2013 SMSKJEI
FROM: BASSE TERRE	TO: NAPA

REQUIREMENTS	SATELLITE
Availability (%): [***]	*Satellite SATMEX [***]
*Required Eb/No (dB): [***]	Satellite West Long : [***]
*Bit Error Rate : QEF	*Transponder [***]
*Modulation Type : QPSK	!Usable Trnspndr BW (MHz): [***]
*Info. Rate (Kbps): [***]	!SFD @ 0 dB/K (dBW/M^2): [***]
*FEC Rate : [***]	*Transponder Atten (dB): [***]
*Spread Spectrum Factor : [***]
*Modem Step Size (kHz): [***]

TRANSMIT E/S	RECEIVE E/S
North Lat: [***] West Long: [***]	North Lat: [***] West Long: [***]
!Frequency (GHz): [***]	!Frequency (GHz): [***]
*Satellite G/T (dB/K): [***]	*Satellite EIRP (dBW): [***]
*Antenna Diameter (m): [***]	*Antenna Diameter (m): [***]
*Antenna Gain (dBi): [***]	*Antenna Gain (dBi): [***]
Antenna Elevation (Deg): [***]	Antenna Elevation (Deg): [***]
Carrier EIRP (dBW): [***]	LNA Noise Temp (K): [***]
*Power Control (dB): [***]	*Loss betw.LNA & Ant.(dB): [***]
*Output Circuit Loss (dB): [***]	System Noise Temp. (K): [***]
Path Loss (dB): [***]	*Station G/T (dB/K): [***]
*Other Losses (dB): [***]	Path Loss (dB): [***]
(other loss = atm,pol,ant point)	*Other Losses (dB): [***]

INTERFERENCE
C/Io Adj Sat U (dB-Hz): [***]	#C/Io Intermod (dB-Hz): [***]
#C/Io Adj Sat D (dB-Hz): [***]	C/No Thermal Up (dB-Hz): [***]
#C/Io Crosspol (dB-Hz): [***]	C/No Thermal Dn (dB-Hz): [***]
C/Io Adj Channel (dB-Hz): [***]	C/Io Total (dB-Hz): [***]
C/Io Adj Trans (dB-Hz): [***]	C/No Therm Total (dB-Hz): [***]
C/Io Microwave (dB-Hz): [***]	C/No Total (dB-Hz): [***]

RAIN ATTENUATION
Overall Link Margin (dB): [***]	*Rain Model : CRANE
Uplink Availability (%): [***]
Rain Margin (dB): [***]	*Uplink Rain Zone : A
Dnlink Availability (%): [***]
Rain Margin (dB): [***]	*Dnlink Rain Zone : C
G/T Degradation (dB): [***]

TRANSPONDER	H.P.A
*Number of Carriers : MULTIPLE	*Number of Carriers : [***]
*Total OPBO (dB): [***]	*Total HPA OPBO : [***]
Total IPBO (dB): [***]	HPA Power/Carrier (dBm): [***]
*Carrier OPBO (dB): [***]	Required HPA Size (dBW): [***]
Carrier IPBO (dB): [***]	Required HPA Size (W): [***]

FCC Req: 1) Uplink Flange Density (dBW/[***]kHz): [***] File: SMX5GF08

(@[***]) 2) Downlink EIRP Density (dBW/[***]kHz): [***]
Transponder BW Used Per Carrier (x[***]) (%): [***] # = deltas used
Transponder Power Used Per Carrier (%): [***] ! = modif. default
Transponder Bandwidth Allocation (MHz): [***] * = user’s input

OPT-048537 / SPID-4-8199R1	Intelsat Confidential and Proprietary	Page 14 of 14
SS / 27-Jul-15		V5./14 August 2013